UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

ADTALEM GLOBAL EDUCATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) (374-2678)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	NYSE Chicago

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01     Completion of Acquisition or Disposition of Assets

On August 12, 2021, Adtalem Global Education Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the Company completed the acquisition from Laureate Education, Inc. of all of the issued and outstanding equity interests in Walden e-Learning, LLC (“e-Learning”), and its subsidiary, Walden University, LLC (together with e-Learning, “Walden”), in exchange for an aggregate purchase price of approximately $1.48 billion in cash, subject to certain adjustments set forth in the purchase agreement.

This Current Report on Form 8-K/A amends the Initial Form 8-K to include the historical audited and unaudited financial statements of Walden and the unaudited combined pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The following audited financial statements required by Item 9.01(a) of Form 8-K are included in this report:

(i)	Audited Combined Financial Statements of the Walden Education Business of Laureate Education, Inc. as of and for the years ended December 31, 2020 and 2019 are attached hereto as Exhibit 99.1.
(ii)	Consent of PricewaterhouseCoopers LLP, independent auditors is attached as hereto as Exhibit 99.2.

The following unaudited financial statements are included in this report:

(i)	Unaudited Condensed Combined Financial Statements of the Walden Education Business of Laureate Education, Inc. as of June 30, 2021 and December 31, 2020 and for the six-months ended June 30, 2021 and 2020 are attached hereto as Exhibit 99.3.
(b)	Pro Forma Financial Information.

The following pro forma financial information required by Item 9.01(b) of Form 8-K is included in this report:

(i)	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2021 and Unaudited Pro Forma Combined Statement of Income for the year ended June 30, 2021 of Adtalem Global Education Inc. and notes related thereto are attached hereto as Exhibit 99.4.

(c) Exhibits

Exhibit No.	Description

99.1	Audited Combined Financial Statements of the Walden Education Business of Laureate Education, Inc. as of and for the years ended December 31, 2020 and 2019.

99.2	Consent of PricewaterhouseCoopers LLP, independent auditors

99.3

Unaudited Condensed Combined Financial Statements of the Walden Education Business of Laureate Education, Inc. as of June 30, 2021 and December 31, 2020 and for the six-months ended June 30, 2021 and 2020

99.4

Unaudited Pro Forma Combined Balance Sheet as of June 30, 2021 and Unaudited Pro Forma Combined Statement of Income for the year ended June 30, 2021 of Adtalem Global Education Inc. and notes related thereto

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

	By:	/s/ Robert J. Phelan
Robert J. Phelan
Date: October 22, 2021		Chief Financial Officer